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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 1998


                             FIRST WAVE MARINE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       0-00000
------------------------                             76-0461352
(Commission File Number)                (I.R.S. Employer Identification No.)


        4000 S. SHERWOOD FOREST BOULEVARD
                    SUITE 603
             BATON ROUGE, LOUISIANA                        70816
    (Address of principal executive offices)            (Zip Code)



                                 (504) 292-8800
              (Registrant's telephone number, including area code)


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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On February 2, 1998, First Wave Marine, Inc., a Delaware corporation (the "Company") completed the acquisition (the "Bludworth Acquisition") of all of the outstanding shares (the "Bludworth Shares") of John Bludworth Marine, Inc., a Texas corporation. The Bludworth Shares were acquired from John L. Bludworth III, pursuant to a Stock Purchase Agreement dated October 15, 1997 as amended by the First and Second Amendments thereto, dated October 17, 1997 and January 30, 1998, respectively (as amended, the "Bludworth Agreement"). Under the terms of the Bludworth Agreement, the Company paid consideration of $15 million in cash and issued a promissory note in the amount of $4 million ( the "Bludworth Note"). The Company used a portion of the proceeds from its recent offering of 11% senior notes to fund the cash portion of the Bludworth Acquisition. The promissory note is adjustable upward or downward based upon outstanding debt and the final calculation of EBITDA of John Bludworth Marine, Inc. for its fiscal year ending March 31, 1998 ("Bludworth EBITDA"). The Bludworth Note must be paid after final calculation of the Bludworth EBITDA (on or before July 31, 1998).

         Bludworth is an established regional shipbuilder focusing on offshore support vessel repair, as well as inland barge repair and inland boat construction and repair. The Bludworth Acquisition expands the Company's Houston-Galveston base of operations in a cost efficient manner, adding significant new drydock capacity within the Company's area of operation and diversifying its current mix of services to include expanded capabilities in the offshore and the inland boat segment of the marine industry. The Bludworth Acquisition provides the Company with two additional shipyards: (i) the John Bludworth Marine facility in Pasadena, Texas, which is near the Company's other Houston shipyards and (ii) the West Pelican Island facility which is adjacent to the Company's East Pelican Island facility in Galveston, Texas.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)       Financial Statements of Business Acquired.

                  The Consolidated Balance Sheets of John Bludworth Marine, Inc. and Subsidiary as of September 30, 1997 and March 31, 1997 and March 31, 1996 and the related Consolidated Statements of Earnings, Stockholders Equity and Cash Flows for the six months ended September 30, 1997 and the years ended March 31, 1997 and 1996 are incorporated herein by reference to pages F-17 through F-28 of the Company's Section 424(b)(1) final Prospectus filed with the Commission on January 28, 1998 (Registration No. 333-38157).

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Consolidated Combined Financial Information of the Company giving effect to the Bludworth Acquisition is incorporated herein by reference to pages 28 through 32 of the Company's Section 424(b)(1) final Prospectus filed with the Commission on January 28, 1998 (Registration No. 333-38157).


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         (c)      Exhibits.

         2.1 -- Stock Purchase Agreement dated October 15, 1997 between the Company and John L. Bludworth III et al (incorporated herein by reference to Exhibit No. 10.1 to the Company's Registration Statement on Form S-1, Registration No. 333-38157).

         2.2 -- First Amendment to Stock Purchase Agreement dated October 17, 1997 between the Company and John L. Bludworth III et al (incorporated herein by reference to Exhibit No. 10.5 to the Company's Registration Statement on Form S-1, Registration No. 333-38157).

         *2.3 -- Second Amendment to Stock Purchase Agreement dated January 30, 1998 between the Company and John L. Bludworth III et al.

         *23      -- Consent of Grant Thornton LLP

 *filed herewith



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                         FIRST WAVE MARINE, INC.

                                         Date: February 13, 1998

                                         By:     /s/ David B. Ammons
                                            ---------------------------------
                                                 David B. Ammons
                                                 Executive Vice President,
                                                  CFO and Secretary




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EXHIBIT INDEX

         2.1 -- Stock Purchase Agreement dated October 15, 1997 between the Company and John L. Bludworth III et al (incorporated herein by reference to Exhibit No. 10.1 to the Company's Registration Statement on Form S-1, Registration No. 333-38157).

         2.2 -- First Amendment to Stock Purchase Agreement dated October 17, 1997 between the Company and John L. Bludworth III et al (incorporated herein by reference to Exhibit No. 10.5 to the Company's Registration Statement on Form S-1, Registration No. 333- 38157).

         *2.3 -- Second Amendment to Stock Purchase Agreement dated January 30, 1998 between the Company and John L. Bludworth III et al.

         *23      -- Consent of Grant Thornton LLP

 *filed herewith